UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2019

WISEMAN GLOBAL LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-228130	32- 0576335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1308#39, Renmin 4th Road, Danshui Town,

Huizhou City, 516200 Guangdong, China

(+86) 755 8489 9169

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

ITEM 8.01 OTHER EVENTS

On March 11, 2019, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated December 12, 2018, that had been declared effective by the Securities and Exchange Commission on December 17, 2018. The Offering resulting in 5,200,000 shares of common stock being sold at $0.05 per share for a total of $260,000.

Item 9.01 Financial Statements and Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF WISEMAN GLOBAL LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WISEMAN GLOBAL LIMITED
(Name of Registrant)

Date: March 11, 2019

	By:	/s/ Lai Jinpeng
	Name:	Lai Jinpeng
	Title:	Chief Executive Officer, President, Secretary, Treasurer, Director
(Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF WISEMAN GLOBAL LIMITED IN LIEU OF AN ORGANIZATIONAL MEETING